UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 2, 2011

IntegraMed America, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20260	06-1150326
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Manhattanville Road, Purchase, NY 10577
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (914) 253-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 2, 2011, the Board of Directors of IntegraMed America, Inc. (the “Company”) amended its bylaws to provide that the Board of Directors shall consist of seven (7) persons.  Immediately prior to the effectiveness of this amendment, the Company's bylaws provided that the Board of Directors consist of six (6) persons.

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting on June 2, 2011 (the “Annual Meeting”). The following information, regarding the results of the matters voted on by stockholders at the Annual Meeting, is provided pursuant to Item 5.07 of Current Report on Form 8-K under the Securities Exchange Act of 1934.

At the Annual Meeting of Stockholders, the proposals listed below were submitted to a vote of stockholders as set forth in the Company’s definitive proxy statement for the Annual Meeting.

Proposal 1 – Election of Directors

The six nominees named in the definitive proxy statement to serve as director for a one-year term expiring at the 2012 annual meeting of stockholders or until his/her respective successor is elected and qualified or until the earlier of his/her resignation or removal were elected. The voting results were as follows:

Director	For	Withheld

Gerardo Canet	6,978,780	207,499
Jay Higham	6,955,524	230,755
Wayne R. Moon	6,974,809	211,470
Lawrence J. Stuesser	6,949,226	237,053
Elizabeth E. Tallett	6,960,911	225,368
Yvonne S. Thornton, M.D.	6,973,383	212,896

    There were no broker non-votes for Proposal 1 listed above.

Proposal 2 – Ratification of Amendment to 2007 Long-Term Compensation Plan

The proposal to amend the Company’s 2007 Long-Term Compensation Plan increasing the number of shares of common stock, par value $0.01 per share, authorized for issuance under such plan from 750,000 to 1,450,000 was approved by a majority of the votes cast. The voting results were as follows:

For	Against	Abstain
5,521,803	1,654,776	9,700

    There were no broker non-votes for Proposal 2 listed above.

Proposal 3 –Advisory Vote on the Compensation of Named Executive Officers

The proposal to approve on an advisory basis the resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders was approved by a majority of the votes cast.  The voting results were as follows:

For	Against	Abstain
7,009,236	173,626	3,417

    There were no broker non-votes for Proposal 3 listed above.

Proposal 4 –Advisory Vote on the Frequency of the Advisory Vote on Compensation of Named Executive Officers

At the Annual Meeting, the Company's stockholders voted on an advisory resolution with respect to whether future advisory votes on the compensation of the Company's named executive officers should occur every one, every two or every three years.  The voting results were as follows:

Every 1 Year	Every 2 years	Every 3 years	Abstain
6,855,731	157,337	29,433	143,778

    There were no broker non-votes for Proposal 4 listed above.

    In light of these voting results, the Company has determined that it will hold an advisory vote on executive compensation every year until the next advisory vote with respect to the frequency of advisory votes on executive compensation.  An advisory vote with respect to the frequency of advisory votes on executive compensation is required to be held at least once every six years.

Item 9.01                 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

3.2 (a)	Amended Article III, Section 2 of By-laws

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAMED AMERICA, INC.
(Registrant)
Date: June 8, 2011
	By:	/s/Claude E. White
Claude E. White
Vice President, General Counsel and Secretary